EXHIBIT 4.1

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No.                                                                      SHARES

                          THE BUCK A DAY COMPANY INC.
             INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO

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THIS CERTIFIES THAT                                                      CUSIP
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is the registered holder of

       FULLY PAIR AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL STOCK OF
                          THE BUCK A DAY COMPANY INC.

transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

      This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation. IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

      DATED

                        COUNTERSIGNED AND REGISTERED
                                EQUITY TRANSFER SERVICES INC. TORONTO
                                        TRANSFER AGENT AND REGISTRAR

                                               BY_______________________________
                                                 AUTHORIZED OFFICER

The Certificate is transferable at the principal office of Equity Transfer Services Inc. in Toronto or at the principal office of Liberty Transfer Company, Huntington, New York in New York state.

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THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS. THE SHARES
REPRESENTED BY THIS CERTIFICATE HAVE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED THERETO. THE CORPORATION WILL FURNISH TO A SHAREHOLDER, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF (i) THE RIGHTS,
PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO THIS SHARE AND TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES INSOFAR AS THE SAME HAVE BEEN FIXED
BY THE DIRECTORS.

      For Value Received. ______________hereby sell, assigned and transfer unto


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                        PLEASE PRINT OR TYPE [ILLEGIBLE]

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______________________________Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________Attorney, to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.

Date____________________________

In presence of

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Signature Guaranteed by____________________________